[MFS LOGO]
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND



                                    MFS(R) MUNICIPAL
                                    BOND FUND

                                    SEMIANNUAL REPORT o FEBRUARY 28, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 28
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

   o  information we receive from you on applications or other forms

   o information about your transactions with us, our affiliates, or others, and

   o  information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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    NOT FDIC INSURED            MAY LOSE VALUE            NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

   1. How are my investments performing right now?

   2. How is my money being managed, over both the short and the long term?

   3. What's going on in the market, and how will that affect me?

   4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY
INVESTMENT PROFESSIONAL?
Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended February 28, 2001, Class A shares of the fund provided a total return of 5.02% and Class B shares 4.62%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 5.19% return for the fund's benchmark, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of investment-grade bonds. During the same period, the average general municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 4.75%.

Q. WHAT DROVE PERFORMANCE DURING THE PERIOD?

A. The most important influence on performance was the slowdown in the economy, which drove interest rates down and bond prices up quite dramatically over the past six months. Using gross domestic product as a yardstick, we saw growth in the economy slow from an annualized rate of about 5% in the first half of 2000 to an annualized rate of 1.1% in the fourth quarter of 2000. Consumer confidence fell to levels we haven't seen since the recession in 1990 and 1991, and retailers suffered their worst holiday season in five years. Overall negative sentiment was also driven by tumbling stock prices.

   Although the slowdown seemed to catch many people by surprise, it did not appear to surprise the bond market. Historically, it has been our experience that markets tend to anticipate changes in the economy by several months; this is what we believe happened over the period, as we experienced a major rally in bond prices.

   When the Federal Reserve Board (the Fed) began lowering interest rates a few days into the new year, it appeared to be playing catch-up to the market; most of the decline in bond yields during the six months ended February 28, 2001, actually occurred prior to the Fed's first rate cut. Looking ahead, we expect that the Fed will continue to reduce rates. We're cautiously optimistic that the Fed's actions will drive bond rates down further. In either case, we do not expect another bond rally as dramatic as the one we experienced during this period, as we feel that further Fed action has already been factored into the market.

   In addition to interest rates, a second factor that helped relative performance was credit quality. We strive to be a high-quality conservative fund, and we are prevented by our prospectus from owning below-investment-grade, or "junk," bonds. Since junk bonds as a class substantially underperformed over the period, our higher credit quality helped our performance relative to our peers -- many of which own weightings in junk securities. We were also underweighted in "BBB"- rated securities, the lowest quality investment-grade bonds. That modestly helped performance in a period when a negative economic outlook tended to punish lower-rated issues.

Q. DID ANY FACTORS HURT PERFORMANCE OVER THE PERIOD?

A. In the short term, our positioning on the yield curve detracted slightly from performance. (A yield curve for bonds shows the relationship between interest rate, or yield, and time remaining to maturity; typically, bonds with longer maturities pay higher interest rates but are also more sensitive to changes in interest rates.)

   In managing the fund, we try to pick what we believe is the optimal spot on the yield curve -- a time to maturity that optimizes the combination of yield and risk. Our research has for some time indicated that the 15- to 20-year part of the yield curve is that optimal spot. For example, a 20-year bond typically pays 98% of the yield of a similar 30-year bond, but carries only 75%-80% of the duration risk of that 30-year bond. (Duration risk is the risk that the value of a bond will be adversely affected by a change in interest rates.)

   As a relatively conservative fund, we feel we're better off giving up a slight amount of income in exchange for lower risk. For that reason, the portfolio has tended to be overweighted in bonds in the 15- to 20-year range. In a period such as this past one, when rates are falling, that may indeed hurt our performance slightly as 30-year bonds outperform shorter maturity issues. But we believe that over the long term, our emphasis on the 15- to 20-year area of the yield curve is the optimal positioning to carry out our prospectus mandate: to provide a high level of current income while seeking to preserve shareholders' capital.

Q. WHAT IS YOUR GENERAL OUTLOOK FOR THE ECONOMY AND THE BOND MARKET?

A. One of the issues we have been looking at is the potential effect of an extended economic slowdown -- with the goal of determining the kinds of bonds we might want to selloff or just avoid purchasing if the downturn deepens. The economic boom of the past decade has meant that most states and municipalities have strong balance sheets, with revenues exceeding expenditures. A long downturn could reverse that situation, adversely affecting municipal bond issuers. One area of caution we've identified is issuers who are highly dependent on sales tax revenue, as retail sales growth has slowed in recent months. In contrast, housing prices and property tax assessments, while they bear continuing scrutiny, appear to us to be remaining stable -- so we have been more positive on issues backed by property tax revenue.

   As for our general outlook, we think the economic downturn may persist longer than current wisdom allows. We are not convinced, as many seem to be, that lower interest rates and a possible tax cut will turn things around within six months. We do foresee the Fed continuing to cut interest rates, and we feel that will be positive for bonds as a whole.

Q. IN WHAT AREAS OR SECTORS DO YOU EXPECT TO FIND OPPORTUNITY?

A. We mentioned earlier that being underweighted in "BBB"-rated bonds modestly helped recent performance. We have for some time been underweighted in the "BBB" area because we felt spreads -- the differences in yield between the highest quality "AAA" issues and lower quality issues -- were too narrow. In other words, we felt we were not being paid an adequate premium for taking on the additional risk of lower-rated bonds.

   Over the period, however, spreads widened to their greatest levels in four years. Recessionary fears forced lower-rated bond issuers to pay investors higher yields. We think investors are once again being paid adequately to take on the higher risk of "BBB" bonds, and one of our strategies going forward will be to increase our exposure in this area. Critical to this strategy will be the Original Research(SM) process used by our analysts to identify individual securities that we believe have the financial strength to remain investment grade and to continue to pay interest and principal.

   Looking at individual sectors, we think some of our best opportunities will be in health care and energy, two sectors that investors have recently avoided. Problems with some issuers in these sectors have depressed prices across the sectors; we think this offers great opportunities for our Original Research to identify financially strong issuers whose securities are undervalued.

   The energy area has been hurt by uncertainty over a new environment created by widespread deregulation, culminating with the highly publicized recent problems in California. Our analysts, however, have identified a number of utilities that we feel may prosper in the new environment.

   Health care, we think, may be the most attractive sector in municipal bonds -- in part because many investors seem to be afraid of it. Over the past 12 to 24 months, an excess of beds in many big-city markets, combined with lower Medicare reimbursements and price pressure from HMOs, has made investors wary of most hospital bonds. However, the federal government recently increased Medicare reimbursement rates, and we have seen evidence that hospitals have begun to negotiate higher reimbursement rates from health care companies. In this improving environment, our analysts have identified a number of hospitals with "BBB" credit ratings in areas where competition is minimal; we feel their bonds could potentially outperform in what has been a very difficult sector.

   /s/ Michael L. Dawson                       /s/ Geoffrey L. Schechter

   Michael L. Dawson                           Geoffrey L. Schechter
   Portfolio Manager                           Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES

   MICHAEL L. DAWSON IS VICE PRESIDENT AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS AT MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS. HE JOINED MFS IN 1998 AND WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999.

   GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER STATE MUNICIPAL BOND PORTFOLIOS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS CHARTERED FINANCIAL ANALYST (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF
   OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS

   OBJECTIVE:              SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                           FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION
                           OF SHAREHOLDERS' CAPITAL.

   COMMENCEMENT OF
   INVESTMENT OPERATIONS:  DECEMBER 16, 1976

   CLASS INCEPTION:        CLASS A  DECEMBER 16, 1976
                           CLASS B  SEPTEMBER 7, 1993

   SIZE:                   $1.3 BILLION NET ASSETS AS OF FEBRUARY 28, 2001
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A

                                                   6  Months     1 Year     3 Years     5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +5.02%      +12.35%    +13.57%     +27.70%     +91.47%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      --       +12.35%    + 4.33%     + 5.01%     + 6.71%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      --       + 7.01%    + 2.65%     + 4.00%     + 6.19%
------------------------------------------------------------------------------------------------------------

CLASS B

                                                   6  Months     1 Year     3 Years     5 Years     10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +4.62%      +11.49%    +10.94%     +22.62%     +79.08%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      --       +11.49%    + 3.52%     + 4.16%     + 6.00%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      --       + 7.49%    + 2.63%     + 3.84%     + 6.00%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. These risks may increase share price volatility. See the prospectus for details.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2001

QUALITY

"AAA"     64.1%
"AA"      18.0%
"A"        9.1%
"BBB"      3.8%
Not Rated  4.1%
Other      0.9%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2001

Municipal Bonds - 97.7%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
General Obligation - 18.2%
  Birmingham, AL, 5.75s, 2019                                        $  1,000           $    1,050,610
  Chicago, IL, RITES, AMBAC, 8.108s, 2018+(++)                          5,900                6,633,370
  Chicago, IL, FGIC, 6.125s, 2020                                       3,785                4,135,832
  Chicago, IL, Board of Education, MBIA, 6.25s, 2012                    2,500                2,874,975
  Chicago, IL, Board of Education, AMBAC, 5.4s, 2017                    3,000                3,075,840
  Chicago, IL, Board Of Education, FGIC, 5.875s, 2017                   3,715                4,002,838
  Chicago, IL, Board of Education, RITES, FGIC, 7.455s, 2019+(++)       5,000                5,239,400
  Chicago, IL, Capital Appreciation, AMBAC, 0s, 2012                    2,550                1,451,358
  Clark County, NV, School District, "A", MBIA, 7s, 2010,               4,000                4,783,920
  Clark County, NV, School District, "B", FGIC, 5.5s, 2016              5,000                5,164,550
  Commonwealth of Massachusetts, 6s, 2015                               3,700                4,190,213
  Commonwealth of Massachusetts, 5s, 2017                              18,940               18,810,640
  Cranston, RI, FGIC, 6.375s, 2017                                        830                  922,661
  Delaware County, OH, 6.25s, 2016                                      1,000                1,118,370
  Detroit, MI, 6.25s, 2009                                              5,235                5,583,180
  Detroit/Wayne County, MI, Stadium, FGIC, 5.5s, 2017                   6,000                6,194,040
  District of Columbia, MBIA, 6.5s, 2010                                5,705                6,598,859
  Dodgeland, WI, School District, FGIC, 6s, 2016                        3,525                3,850,217
  Florida Board of Education, Capital Outlay, 9.125s, 2014              1,735                2,400,962
  Forsyth County, GA, School District, 6s, 2015                           725                  807,773
  Forsyth County, GA, School District, 6s, 2016                           865                  957,711
  Hidalgo County, TX, AMBAC, 6s, 2016                                   1,005                1,090,455
  Highland Park, TX, Independent School District, 5.125s, 2016          2,525                2,558,785
  Houston County, AL, AMBAC, 6.25s, 2019                                3,315                3,715,551
  Jackson, MI, Public Schools System, FGIC, 6s, 2013                    1,500                1,668,915
  Kane Cook Dupage County, IL, School District, FSA, 6.5s, 2017         1,345                1,520,603
  Kane Cook DuPage County, IL, School District, FSA, 6.375s, 2019       1,245                1,385,150
  Lane County, OR, School District, 6.25s, 2016                         1,150                1,274,867
  Lane County, OR, School District, 6.25s, 2017                         1,000                1,106,200
  Leander, TX, Independent School District, PSF-GTD, 0s, 2018           4,885                1,711,313
  Lewisville, TX, Independent School District, PSF, 5s, 2018            8,500                8,391,710
  Linn County, OR, Community School District, MBIA, 6.125s, 2016        1,225                1,362,347
  Linn County, OR, Community School District, MBIA, 6.125s, 2018        1,000                1,096,150
  Linn County, OR, Community School District, MBIA, 6.125s, 2020        1,240                1,350,496
  Manchester, NH, 5.875s, 2019                                          2,270                2,406,336
  Mobile County, AL, 6s, 2014                                           3,200                3,472,704
  New York City, NY, 7.5s, 2002                                        12,500               12,961,750
  New York City, NY, 7.5s, 2006                                         3,625                3,797,296
  New York City, NY, 7.65s, 2006                                           10                   10,489
  New York City, NY, 7.5s, 2007                                        15,500               16,226,795
  New York City, NY, 7.7s, 2009                                            60                   62,864
  New York City, NY, FGIC, 5.75s, 2013                                  8,500                9,118,715
  New York City, NY, FGIC, 5.75s, 2014                                  9,500               10,088,525
  New York City, NY, FGIC, 5.75s, 2015                                 11,085               11,692,679
  New York City, NY, "B", 7.5s, 2008                                    7,060                7,387,796
  Orangeburg County, SC, Consolidated School, 5.375s, 2020              1,220                1,241,533
  Rockwall, TX, Independent School District, PSF, 0s, 2014              2,000                  982,160
  San Antonio, TX, 5s, 2020                                             2,990                2,900,689
  Snohomish County, WA, School District, 6s, 2014                       1,690                1,857,851
  Southlake, TX, AMBAC, 0s, 2018                                        1,835                  656,178
  Southlake, TX, AMBAC, 0s, 2021                                        3,150                  901,435
  State of California, 5.5s, 2013                                       5,000                5,470,050
  State of California, RITES, 8.53s, 2012+(++)                          6,000                6,956,760
  State of California, RITES, 9.03s, 2017+(++)                          6,875                7,885,487
  State of Florida, Broward County Expressway Authority, 10s, 2014      4,350                6,354,872
  State of Washington, 6.75s, 2010                                      3,880                4,543,907
  State of Washington, 6s, 2012                                         4,360                4,909,709
  Wasco County, OR, FSA, 6s, 2017                                       1,360                1,487,758
  Willis Texas Independent School District, Refunding, 5.75s, 2018      1,180                1,278,825
                                                                                        --------------
                                                                                        $  242,733,024
------------------------------------------------------------------------------------------------------
State and Local Appropriation - 18.4%
  Allen County, IN, Jail Building Corporation, First
    Mortgage, 5.75s, 2020                                            $  2,750           $    2,905,788
  Chicago, IL, Board of Education, MBIA, 6.25s, 2009,                   5,160                5,815,578
  Chicago, IL, Board of Education, MBIA, 6.25s, 2015,                  20,295               23,149,695
  Delaware Valley, PA, Regional Finance Authority,
    RITES, AMBAC, 7.346s, 2018(++)                                     16,250               18,313,750
  Fayette County, GA (Criminal Justice Center), 6.25s, 2020             1,000                1,105,190
  Indiana Office Building Commission (Miami
    Correctional Phase 1 A), AMBAC, 5.5s, 2016                          4,690                4,892,467
  Indiana Office Building Commission (Miami
    Correctional Phase 1 A), AMBAC, 5.5s, 2017                          1,400                1,452,906
  Kentucky Property & Buildings Commission (Project
    Number 65), FSA, 5.85s, 2015                                        4,000                4,332,440
  Kentucky Property & Buildings Commission (Project
    Number 65), 5.9s, 2016                                              4,500                4,859,595
  Massachusetts Bay Transportation Authority, 6.1s, 2013               10,200               11,656,050
  Massachusetts Bay Transportation Authority, 5.875s, 2015              4,500                5,027,040
  Massachusetts Bay Transportation Authority, 7s, 2021                 10,185               12,477,643
  Massachusetts Bay Transportation Authority, FGIC, 5s, 2023           10,000                9,689,000
  Metropolitan Government of Nashville & Davidson
    County, TN, 7s, 2011                                                5,280                5,461,526
  Metropolitan Transportation Authority, NY, Service
    Contract, 5.75s, 2013                                               5,600                6,159,944
  New York Dormitory Authority Rev., Mental Health
    Services, 6s, 2007                                                      5                    5,563
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 5.75s, 2010                                    2,000                2,164,920
  New York Dormitory Authority Rev., Mental Health
    Services Facilities, 5s, 2018                                       2,500                2,443,675
  New York Dormitory Authority Rev., Series B, 6s, 2007                 1,470                1,610,900
  New York Dormitory Authority Rev. (City University), 5.75s, 2013     25,150               27,664,748
  New York Dormitory Authority Rev. (City University), 5.75s, 2013      5,000                5,499,950
  New York Dormitory Authority Rev. (State University), 5s, 2013        3,660                3,714,205
  New York Dormitory Authority Rev. (State University), 5.5s, 2013      7,000                7,533,050
  New York Thruway Authority, Local Highway & Bridges, 5.25s, 2013      6,000                6,187,440
  New York Urban Development Corp., 5.5s, 2016                         14,690               15,253,215
  New York Urban Development Corp., Correctional
    Facilities, 5.5s, 2014                                              5,000                5,365,350
  New York Urban Development Corp., Correctional
    Facilities, FSA, 5.5s, 2014                                         4,525                4,905,643
  New York Urban Development Corp., Correctional
    Facilities, 5.375s, 2015                                           11,405               11,674,272
  Philadelphia, PA, FSA, 5.25s, 2018                                    2,000                2,020,780
  Philadelphia, PA, Municipal Authority, MBIA, 5.4s, 2017               5,000                5,120,100
  Rhode Island Convention Center Authority, MBIA, 5.25s, 2015           8,370                8,752,174
  San Bernardino, CA, Joint Powers Financing Authority
    Lease Rev. (California Dept. of Transportation), 5.5s, 2014        10,000               10,606,600
  Warren Township, IN, Vision 2005, First Mortgage, FGIC, 5.5s, 2020    7,500                7,673,625
                                                                                        --------------
                                                                                        $  245,494,822
------------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 15.3%
  Chicago, IL, Public Building Commission Mortgage
    Rev., MBIA, 7.125s, 2015                                         $  6,590           $    6,733,596
  Clark County, NV, School District, MBIA, 7s, 2001                    10,050               10,236,428
  Commonwealth of Massachusetts, 6.875s, 2001                           4,825                4,974,865
  Commonwealth of Massachusetts, 6.5s, 2008                             6,300                7,210,161
  Commonwealth of Massachusetts, FGIC, 7s, 2009                         7,000                8,328,180
  District of Columbia, MBIA, 6.5s, 2010                                  295                  342,808
  Florida Board of Education, Capital Outlay, 9.125s, 2014                265                  366,699
  Intermountain Power Agency, UT, 6.15s, 2014                          28,220               30,922,629
  Intermountain Power Agency, UT, AMBAC, 6s, 2021                       9,000               10,120,590
  Maryland Health & Higher Education Facilities
    Authority Rev. (University of Maryland Medical
    System), FGIC, 7s, 2001                                             7,945                8,196,777
  Massachusetts Port Authority, "C", 13s, 2013                          3,500                5,589,885
  Michigan State Hospital Finance Authority Rev.,
    Prerefunded Series P, MBIA, 5.375s                                    515                  538,705
  Missouri Regional Convention & Sports Complex
    Authority, 6.8s, 2003                                               8,950                9,612,031
  Missouri Regional Convention & Sports Complex
    Authority, 6.9s, 2003                                              21,520               23,161,761
  New York City, NY, 8s, 2001                                           2,475                2,563,506
  New York City, NY, 7.65s, 2002                                        4,990                5,259,609
  New York City, NY, 7.7s, 2002                                         3,940                4,154,612
  New York City, NY, "B", 7.5s, 2008                                    2,940                3,093,586
  New York Urban Development Corp., Correctional
    Facilities, 7.375s, 2002                                            4,000                4,212,480
  Pennsylvania Convention Center Authority Rev., FGIC, 6.7s, 2016      26,195               30,884,953
  Philadelphia, PA, Municipal Authority Rev., FGIC, 7.1s, 2001          6,000                6,272,160
  Philadelphia, PA, School District, MBIA, 7s, 2001                     8,130                8,305,283
  Rhode Island Depositors Economic Protection Corp., FSA, 5.75s, 2014   9,800               10,699,836
  State of Florida, Jacksonville Transportation Authority, 9.2s, 2015   2,000                2,795,340
                                                                                        --------------
                                                                                        $  204,576,480
------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 1.2%
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                      $  5,000           $    5,562,950
  Denver, CO, City & County Airport Rev., RITES,
    Pennsylvania 764R, AMBAC, 8.18s, 2017+(++)                          2,500                2,893,700
  Massachusetts Port Authority, 6.125s, 2017                            1,500                1,658,595
  Niagara, NY, Frontier Transport Authority (Buffalo-
    Niagara International Airport), MBIA, 5.875s, 2013                  1,485                1,615,650
  Port of Seattle, WA, FGIC, 5.5s, 2021                                 4,000                4,060,360
                                                                                        --------------
                                                                                        $   15,791,255
------------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 13.7%
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2012               $  2,500           $    2,988,675
  Farmington, NM, Pollution Control Rev., 5.8s, 2022                    4,880                4,436,896
  Georgia Municipal Electric Authority Rev., AMBAC, 6.5s, 2017          8,510               10,006,228
  Intermountain Power Agency, UT, 6.15s, 2014                          16,380               17,729,057
  Intermountain Power Agency, UT, MBIA, 6s, 2016                       10,000               10,704,700
  Intermountain Power Agency, UT, MBIA, 5s, 2019                        9,330                9,152,916
  Massachusetts Municipal Wholesale Electric Co., MBIA, 6.75s, 2017     6,030                6,313,108
  Matagorda County, TX (Reliant Energy), 5.95s, 2030                    5,500                5,195,245
  Mercer County, ND, Pollution Control Rev. (Antelope
    Valley Station), AMBAC, 7.2s, 2013                                  4,000                4,858,760
  Michigan Strategic Fund, Limited Obligation Rev.
    (Detroit Edison), MBIA, 7s, 2008                                    3,000                3,521,340
  North Carolina Eastern Municipal Power, MBIA, 5.7s, 2013              7,000                7,458,640
  North Carolina Eastern Municipal Power, MBIA, 5.625s, 2014            7,735                8,095,760
  North Carolina Eastern Municipal Power, MBIA, 5.125s, 2017            6,425                6,439,071
  North Carolina Eastern Municipal Power, MBIA, 6.5s, 2018              9,250               10,768,758
  North Carolina Municipal Power Agency, No. 1, Catawba
    Electric Rev., 6.375s, 2013                                         1,500                1,596,555
  Northern California Transmission Agency, MBIA, 7s, 2013               4,000                4,978,600
  Piedmont, SC, Municipal Power Agency, FGIC, 6.25s, 2021               4,150                4,741,002
  Puerto Rico Electric Power Authority Power, RITES,
    FSA, 8.078s, 2015+(++)                                              2,500                2,702,000
  Puerto Rico Electric Power Authority Power, RITES,
    FSA, 8.078s, 2016+(++)                                              3,000                3,196,320
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), FGIC, 0s, 2005                                         6,895                5,745,259
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), MBIA, 5.75s, 2010                                     13,100               14,154,157
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), MBIA, 5.75s, 2011                                      7,500                8,081,175
  Washington Public Power Supply System Rev. (Nuclear
    Project #2), MBIA, 5.7s, 2012                                      15,000               15,986,850
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), FSA, 5.125s, 2014                                      8,000                8,116,720
  Washington Public Power Supply System Rev. (Nuclear
    Project #3), 7.125s, 2016                                           5,145                6,330,048
                                                                                        --------------
                                                                                        $  183,297,840
--------------------------------------------------------------------------------------------------------
Health Care Revenue - 3.6%
  Baxter County, AR, Hospital Rev., 5.375s, 2014                     $  1,000           $      892,910
  Baxter County, AR, Hospital Rev., 5.6s, 2021                          2,000                1,721,720
  Bell County, TX, Health Facilities Development Corp.
    Rev. (Buckner Retirement Facility), 5.25s, 2019                     2,500                2,194,900
  Denver, CO, Health & Hospital Rev., 5.375s, 2028                      4,350                3,519,150
  Elkhart County, IN, Hospital Authority Rev. (Elkhart
    General Hospital), 5.25s, 2020                                      4,345                3,982,149
  Harris County, TX, Health Facilities, Project Series
    A (Texas Childrens Hospital), 5.375s, 2015                          4,300                4,335,733
  Illinois Educational Facilities Authority Rev.
    (Centegra Health Systems), 5.25s, 2024                              5,500                4,724,225
  Illinois Health Facilities Authority Rev., Advocate
    Network Health Care, 6.375s, 2015                                   1,800                1,897,200
  Illinois Health Facilities Authority Rev. (Condell
    Medical Center), 6.35s, 2015                                        5,000                5,204,200
  Iowa Finance Authority (Genesis Medical Center), 6.125s, 2016         2,195                2,256,043
  Kentucky Economic Development Finance Authority
    (Norton Healthcare, Inc.), 6.5s, 2020                               4,750                4,732,615
  Marion County, FL, Hospital District Rev., 5.625s, 2019               2,610                2,578,158
  Maryland Health & Higher Educational Facilities
    (University of Maryland Medical System), 6.75s, 2030                1,000                1,056,060
  Massachusetts Health & Education Facilities Authority
    (Caritas Christi), 5.7s, 2015                                       2,500                2,200,000
  Richland County, OH, Hospital Facilities Rev., 6.375s, 2022           1,000                1,005,170
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.5s, 2027                                 275                  238,387
  Royston, GA, Hospital Authority Rev. (Ty Cobb
    Healthcare Systems, Inc.), 6.7s, 2016                                 770                  715,060
  Steubenville, OH, Hospital Rev., Facilities Refunding
    Improvement Trinity Health, 6.375s, 2020                            1,200                1,226,712
  Tallahasse, FL, Health Facilities Revenue, Tallahasse
    Memorial Healthcare Project, 6.25s, 2020                            2,000                2,046,080
  Yonkers, NY, Industrial Development Agency Civic, St
    Johns Riverside Hospital Project A, 7.125s, 2031                    1,000                  993,910
                                                                                        --------------
                                                                                        $   47,520,382
------------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 0.9%
  Dallas Fort Worth, TX, International Airport Facility
    Rev., (American Airlines), 5.95s, 2029                           $  1,250           $    1,273,187
  Massachusetts Development Finance Agency (Springfield
    Resources Recovery), 5.625s, 2019                                   6,920                6,904,707
  Sweetwater County, WY, Solid Waste Disposal Rev. (FMC
    Corp.), Project Series A, 7s, 2024                                  4,000                4,116,360
                                                                                        --------------
                                                                                        $   12,294,254
------------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 6.5%
  Albany-Dougherty County, GA, Hospital Authority Rev.
    (Phoebe Putney Memorial Hospital, Inc.), CARS, AMBAC,
    6.62s, 2013(++)                                                  $  1,550           $    1,653,618
  District of Columbia, Hospital Rev. (Medlantic
    Healthcare), MBIA, 5.25s, 2019                                      6,750                6,819,322
  Illinois Development Finance Authority Rev., "A"
    (Provena Health), MBIA, 5.25s, 2012                                 5,900                6,105,438
  Illinois Health Facilities Authority Rev., (Advocate
    Health), MBIA, 5.7s, 2011                                           3,005                3,233,771
  Michigan State Hospital Finance Authority Rev. (Mercy
    Mount Clemens), MBIA, 5.75s, 2017                                   2,900                3,052,714
  Michigan State Hospital Finance Authority Rev.,
    Unrefunded Balance Series P, MBIA, 5.375s, 2014                     8,485                8,962,027
  North Central, TX, Health Facility Development Corp.
    Rev. (Texas Health Resources System), MBIA, 5s, 2017                6,000                5,876,040
  North Texas Health Facilities Development Corp.
    (United Regional Health Care Systems, Inc.), MBIA, 5s, 2014         8,980                9,055,342
  Peninsula Ports Authority, VA (Whittaker Memorial), FHA, 8.7s, 2023   1,595                1,967,098
  Pennsylvania Higher Educational Facilities (Allegheny
    Delaware Valley), MBIA, 5.3s, 2006                                  1,975                2,074,283
  Pennsylvania Higher Educational Facilities (Allegheny
    Delaware Valley), MBIA, 5.875s, 2016                                5,000                5,208,300
  Sayre, PA, Health Care Facilities Authority Rev.
    (Guthrie Healthcare Systems), AMBAC, 7s, 2011                       6,000                6,210,180
  Sierra View, CA, Local Health Care District Rev., ACA, 5.25s, 2018    2,250                2,077,357
  Tarrant County, TX, Health Facilities Development
    Corp. (Fort Worth Osteopathic), MBIA, 6s, 2021                      6,000                6,595,620
  Tarrant County, TX, Health Facilities Development
    Corp. (Texas Health Resources), MBIA, 5.25s, 2018                   8,605                8,276,203
  Washington County, PA, Hospital Authority Rev.
    (Washington Hospital), AMBAC, 7.15s, 2017                           9,000                9,196,830
                                                                                        --------------
                                                                                        $   86,364,143
------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.9%
  California Statewide Community Development Authority
    (Irvine Apartments), 5.25s, 2025                                 $  3,500           $    3,512,600
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                   4,000                4,207,840
  Panhandle Texas Regional Housing Finance, 6.625s, 2020                  670                  691,902
  Panhandle Texas Regional Housing Finance, 6.75s, 2031                 3,330                3,466,264
                                                                                        --------------
                                                                                        $   11,878,606
--------------------------------------------------------------------------------------------------------
Pollution Control - 0.3%
  New Hampshire State Industrial Development Authority,
    Pollution Control Connecticut Light, 5.9s, 2016                  $  3,500           $    3,410,610
  New Hampshire State Industrial Development Authority,
    Pollution Control Connecticut Light, 5.9s, 2018                     1,000                  973,030
                                                                                        --------------
                                                                                        $    4,383,640
------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.5%
  Illinois Dedicated Tax Rev. (Civic Center), AMBAC, 6.25s, 2011     $  3,640           $    4,181,159
  Illinois Sales Tax Rev., 0s, 2009                                     8,965                6,166,306
  Illinois Sales Tax Rev., 6.5s, 2022                                   5,000                5,745,600
  Metropolitan Atlanta, GA, Rapid Transit Authority, 6.25s, 2018        4,580                5,240,161
  Pennsylvania Turnpike Commission Oil, AMBAC, 5.25s, 2018             10,520               10,642,032
  Territory of Virgin Islands, Public Finance
    Authority, 5.5s, 2022                                               2,000                1,916,960
                                                                                        --------------
                                                                                        $   33,892,218
------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.1%
  California Housing Finance Agency Rev., Home
    Mortgage, FSA, 0s, 2019                                           $27,145           $    9,080,817
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2027                                            5,610                1,336,022
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2028                                            4,220                1,044,956
  California Housing Finance Agency Rev., Home
    Mortgage, MBIA, 0s, 2029                                            9,330                2,351,626
  California Rural Home Mortgage Finance Authority,
    GNMA, 6.55s, 2030                                                   1,755                1,885,484
  California Rural Home Mortgage Finance Authority, GNMA, 7.3s, 2031      910                1,011,638
  Chicago, IL, Single Family Mortgage Rev., FNMA/GNMA, 7.05s, 2030        900                  991,917
  Chicago, IL, Single Family Mortgage Rev., Series C, GNMA, 7s, 2032    1,200                1,342,608
  Colorado Housing Finance Authority, 7.15s, 2014                         400                  434,464
  Colorado Housing Finance Authority, 6.05s, 2016                       1,250                1,312,975
  Colorado Housing Finance Authority, 7.45s, 2016                       1,395                1,566,222
  Colorado Housing Finance Authority, 6.75s, 2021                       1,080                1,181,434
  Colorado Housing Finance Authority, 8.4s, 2021                          800                  893,496
  Colorado Housing Finance Authority, 6.55s, 2025                       1,065                1,147,601
  Colorado Housing Finance Authority, 7.4s, 2027                        1,165                1,240,818
  Colorado Housing Finance Authority, 6.8s, 2030                        2,200                2,416,392
  Colorado Housing Finance Authority, 7.25s, 2031                       2,000                2,268,320
  Denver, CO, City and County (Metro Mayors Caucus),
    GNMA/FNMA/FHLMC, 6.5s, 2031                                         3,600                4,079,664
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    FNMA/GNMA, 7.5s, 2026                                               1,000                1,110,710
  Jefferson Parish, LA, Home Mortgage Authority Rev.,
    GNMA, 6.75s, 2030                                                   1,325                1,434,299
  Lee County, FL, Housing Finance Authority Rev., GNMA, 7s, 2031          735                  789,956
  Louisiana Housing Finance Agency Mortgage Rev.,
    FNMA/GNMA, 7.55s, 2031                                              2,520                2,848,784
  Lousiana Housing Finance Agency Mortgage Rev., Single
    Family Series A 1, 6.4s, 2032                                       1,485                1,546,583
  Lubbock, TX, Housing Finance Corp., GNMA/FNMA, 6.1s, 2030             3,570                3,720,833
  Maricopa County, AR, GNMA/FNMA/FHLMC, 6s, 2024                          500                  574,335
  Maryland Community Development Administration, 7.3s, 2025             5,435                5,548,157
  Mississippi Home Corp., GNMA, 7.55s, 2027                             1,670                1,818,580
  Missouri Housing Development Commission, GNMA/FNMA, 6.7s, 2030        4,340                4,634,599
  Missouri Housing Development Commission, GNMA/FNMA, 7.45s, 2031       1,000                1,118,610
  Nebraska Investment Finance Authority, GNMA/FNMA, 5.6s, 2020          3,075                3,126,414
  New Hampshire State Housing Finance Authority, 6.85s, 2030            6,200                6,670,766
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage, GNMA/FNMA, 7.1s, 2030                                     1,200                1,321,152
  New Mexico Mortgage Finance Authority, Single Family
    Mortgage, GNMA/FNMA, 6.8s, 2031                                     2,480                2,682,095
  Oklahoma Housing Finance Agency, 6.8s, 2016                             885                  932,215
  Pima County, AZ, Industrial Development Authority,
    GNMA, 7.05s, 2030                                                   2,800                3,124,380
  San Bernardino County, CA, GNMA, 6.45s, 2020                          1,750                1,935,728
  Sedgwick & Shawnee Counties, KS, GNMA, 6.875s, 2026                   3,355                3,694,526
  Texas Housing & Community Affairs, Residential
    Mortgage Rev., GNMA/FNMA, 7.1s, 2021                                9,630               10,373,725
                                                                                        --------------
                                                                                        $   94,592,901
------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.3%
  Northeast Maryland Waste Disposal Authority
    (Southwest County Resource Recovery), MBIA, 7.2s, 2005           $  3,000           $    3,323,400
------------------------------------------------------------------------------------------------------
Special Assesment District - 0.5%
  Chico, CA, Public Finance Authority Rev. (Southeast
    Chico Redevelopment), FGIC, 6.625s, 2021                         $  6,435           $    6,543,365
------------------------------------------------------------------------------------------------------
Student Loan Revenue - 0.4%
  Arizona Student Loan Acquisition Authority, 5.8s, 2016             $  2,500           $    2,613,000
  Arizona Student Loan Acquisition Authority, 5.85s, 2017               2,800                2,928,548
                                                                                        --------------
                                                                                        $    5,541,548
------------------------------------------------------------------------------------------------------
Turnpike Revenue - 3.4%
  E 470 Public Highway Authority, CO, MBIA, 0s, 2017                 $  5,000           $    1,915,450
  Illinois Regional Transport Authority, MBIA, 6.25s, 2016              2,870                3,307,216
  Illinois Regional Transport Authority, MBIA, 6.25s, 2018              4,400                5,059,868
  New Jersey Economic Development Authority Rev.,
    Transportation Project Sublease Series A, FSA, 6s, 2016             1,325                1,448,212
  New Jersey State Turnpike Authority, RITES, MBIA, 7.965s, 2020+(++)   5,000                5,236,000
  New Jersey Transportation Trust Fund Authority,
    Transportation Systems, 5.25s, 2016                                 8,500                8,724,145
  New York Thruway Authority Service Contract, Local
    Highway & Bridge, "A2", MBIA, 5.375s, 2016                          5,000                5,165,850
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2012                2,200                1,028,654
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2013                7,000                3,044,370
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2014                6,500                2,626,844
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2015                7,300                2,738,668
  Pocahontas Parkway Assn., VA, Toll Road Rev., 0s, 2016                1,900                  661,067
  Texas Turnpike Authority, Dallas Thruway Rev.
    (President George Bush Turnpike), AMBAC, 5s, 2016                   4,500                4,504,365
                                                                                        --------------
                                                                                        $   45,460,709
------------------------------------------------------------------------------------------------------
Universities - 2.4%
  Clark County, NV, Economic Development Rev.
    (Alexander Dawson School), 5.5s, 2020                            $  6,000           $    5,853,000
  Maine Finance Authority (Waynflete School), 6.5s, 2024                1,500                1,543,740
  Massachusetts Development Finance Agency Rev. (Mass
    College of Pharmacy), 6.625s, 2020                                    350                  367,892
  Massachusetts Health & Higher Education Authority,
    RITES, 9.692s, 2020+(++)                                            8,410               11,067,224
  Ohio State University, 6s, 2017                                         500                  546,925
  Private Colleges & University Authority, GA, Mercer
    Housing Corp. Project Series A, 6s, 2021                            1,000                  983,790
  Texas A & M University, Permanent University Fund, 0s, 2007           6,695                5,101,389
  Tulsa, OK, Tulsa Industrial Authority Rev., Refunding
    University Tulsa Series A, MBIA, 6s, 2016                           4,250                4,804,370
  University of Akron, OH, General Receipts, FGIC, 6s, 2015             1,000                1,101,360
  University of New Mexico, MBIA, 5.75s, 2020                             500                  523,040
                                                                                        --------------
                                                                                        $   31,892,730
------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 0.9%
  Forsyth County, GA, Water & Sewage Authority, 6.25s, 2019          $  1,000           $    1,106,950
  Forsyth County, GA, Water & Sewage Authority, 6.25s, 2021             1,055                1,162,927
  Houston, TX, Water & Sewer Systems Rev., FGIC, 5s, 2018              10,000                9,836,500
                                                                                        --------------
                                                                                        $   12,106,377
------------------------------------------------------------------------------------------------------
Other - 1.2%
  Alabama Building Renovation Authority, AMBAC, 6s, 2015             $  1,610           $    1,785,587
  Alabama Building Renovation Authority, AMBAC, 6s, 2016                1,705                1,890,947
  Houston, TX, 6.3s, 2020                                               5,000                5,143,800
  Orange County, CA, California Recovery Certificates, MBIA, 6s, 2026   5,000                5,349,900
  Rail Connections Inc., MA, Rev., 0s, 2015                               375                  158,344
  Rail Connections Inc., MA, Rev., 0s, 2016                               450                  174,955
  Rail Connections Inc., MA, Rev., 0s, 2017                               975                  350,795
  Sabine River Authority, LA, Water Facilities,
    Refunding International Paper Company, 6.2s, 2025                   1,250                1,254,100
                                                                                        --------------
                                                                                        $   16,108,428
------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,212,313,128)                                 $1,303,796,122
------------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.4%
------------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority
    Rev. (Aces Presbyterian Hospital), due 03/01/01                 $     760           $      760,000
  Bartow County, GA, Development Authority Pollution
    Control Rev. Georgia Power Co., due 03/01/01                          900                  900,000
  Burke County, GA, Development Authority Pollution
    Rev. (Georgia Power Co.), due 03/01/01                                300                  300,000
  Cuyahoga County, OH, Hospital Revenue, The Cleveland
    Clinic D, due 03/01/01                                                150                  150,000
  East Baton Rouge, LA, Pollution Control Rev. (Exxon
    Corp.), due 03/01/01                                                1,100                1,100,000
  Harris County, TX, Hospital Rev. (Methodist
    Hospital), due 03/01/01                                             3,200                3,200,000
  Harris County, TX, Hospital Rev. (Methodist
    Hospital), due 03/01/01                                               100                  100,000
  Jackson County, MS, Pollution Control Rev. (Chevron
    USA, Inc.), due 03/01/01                                              100                  100,000
  Maricopa County, AZ, Pollution Control Rev. Arizona
    Public Service Co., due 03/01/01                                      800                  800,000
  Massachusetts State, Central Artery Series A, due 03/01/01            3,400                3,400,000
  Massachusetts Water Resources Authority, due 03/07/01                   100                  100,000
  New York City, NY, Municipal Water Finance Authority
    Rev., due 03/01/01                                                    600                  600,000
  New York City, NY, due 03/01/01                                         500                  500,000
  New York City, NY, Municipal Water & Sewer Finance
    Authority, due 03/01/01                                               200                  200,000
  New York City, NY, Series B, due 03/01/01                               300                  300,000
  Perry County, MS, Pollution Control Rev., due 03/01/01                  100                  100,000
  Pinellas County, FL, Health Facility Authority, due 03/01/01          2,149                2,149,000
  Sevier County, TN, Public Building Authority, due 03/01/01            2,755                2,755,000
  Sevier County, TN, Public Building Authority, Local
    Government Public Improvement Iii F, due 03/01/01                     100                  100,000
  Sevier County, TN, Public Building Authority, Local
    Government Public Improvement Iv 2, due 03/01/01                      200                  200,000
  Sevier County, TN, Public Building Authority, Local
    Government Public Improvement Iii A 2, due 03/01/01                   300                  300,000
  Sevier County, TN, Public Building Authority, Local
    Government Public Improvement Iv B 12, due 03/01/01                   100                  100,000
  Sevier County, TN, Public Building Authority, Local
    Government Public Improvement Iv B 6, due 03/01/01                    200                  200,000
------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (Identified Cost, $18,414,000)                         $   18,414,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,230,727,128)                                     $1,322,210,122
Other Assets, Less Liabilities - 0.9%                                                       11,661,812
------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                     $1,333,871,934
------------------------------------------------------------------------------------------------------
(++)Inverse floating rate security.
 (+)Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
FEBRUARY 28, 2001
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,230,727,128)   $1,322,210,122
  Receivable for investments sold                                  596,642
  Receivable for fund shares sold                                1,163,148
  Interest receivable                                           16,804,491
  Other assets                                                      22,006
                                                            --------------
      Total assets                                          $1,340,796,409
                                                            --------------
Liabilities:
  Payable to custodian                                           $  62,774
  Distributions payable                                          2,453,188
  Payable for investments purchased                              1,603,800
  Payable for fund shares reacquired                             2,476,146
  Payable to affiliates -
    Management fee                                                  14,711
    Shareholder servicing agent fee                                  3,643
    Distribution and service fee                                     4,533
    Administrative fee                                                 638
  Accrued expenses and other liabilities                           305,042
                                                            --------------
      Total liabilities                                     $    6,924,475
                                                            --------------
Net assets                                                  $1,333,871,934
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $1,251,607,089
  Unrealized appreciation on investments                        91,482,994
  Accumulated undistributed net realized loss on
    investments                                                (12,437,550)
  Accumulated undistributed net investment income                3,219,401
                                                            --------------
      Total                                                 $1,333,871,934
                                                            ==============
Shares of beneficial interest outstanding                    126,626,654
                                                             ===========

Class A shares:
  Net asset value and redemption price per share
    (net assets of $1,259,645,972 / 119,573,515 shares of
      beneficial interest outstanding)                         $10.53
                                                               ======
  Offering price per share (100 / 95.25)                       $11.06
                                                               ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $74,225,962 / 7,053,139 shares of
      beneficial interest outstanding)                         $10.52
                                                               ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $37,978,866
                                                                    -----------

  Expenses -
    Management fee                                                  $ 2,613,640
    Trustees' compensation                                               27,464
    Shareholder servicing agent fee                                     652,911
    Distribution and service fee (Class B)                              274,537
    Administrative fee                                                   79,416
    Custodian fee                                                       161,459
    Printing                                                             10,828
    Postage                                                              36,818
    Auditing fees                                                        18,457
    Legal fees                                                              450
    Miscellaneous                                                       160,245
                                                                    -----------
      Total expenses                                                $ 4,036,225
    Fees paid indirectly                                               (142,920)
                                                                    -----------
      Net expenses                                                  $ 3,893,305
                                                                    -----------
        Net investment income                                       $34,085,561
                                                                    -----------
Realized and unrealized gain on investments:
  Realized gain on investment transactions
     (identified cost basis) -                                      $   835,449
  Changes in unrealized appreciation on investments                  30,143,997
                                                                    -----------
      Net realized and unrealized gain on investments               $30,979,446
                                                                    -----------
          Increase in net assets from operations                    $65,065,007
                                                                    ===========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                  YEAR ENDED
                                                     FEBRUARY 28, 2001             AUGUST 31, 2000
                                                           (UNAUDITED)
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                 $   34,085,561              $   71,717,684
  Net realized gain (loss) on investments                      835,449                 (12,693,683)
  Net unrealized gain on investments                        30,143,997                  23,399,049
                                                        --------------              --------------
      Increase in net assets from operations            $   65,065,007              $   82,423,050
                                                        --------------              --------------

Distributions declared to shareholders -
  From net investment income (Class A)                  $  (32,393,885)             $  (68,514,103)
  From net investment income (Class B)                      (1,578,802)                 (3,288,567)
  From net realized gain on investments (Class A)               --                      (8,329,020)
  From net realized gain on investments (Class B)               --                        (460,316)
  In excess of net realized gain on investments
    (Class A)                                                   --                     (12,225,459)
  In excess of net realized gain on investments
    (Class B)                                                   --                        (675,657)
                                                        --------------              --------------
      Total distributions declared to shareholders      $  (33,972,687)             $  (93,493,122)
                                                        --------------              --------------
Net decrease in net assets from fund share
  transactions                                          $  (24,284,491)             $ (124,835,503)
                                                        --------------              --------------
      Total increase (decrease) in net assets           $    6,807,829              $ (135,905,575)
Net assets:
  At beginning of period                                 1,327,064,105               1,462,969,680
                                                        --------------              --------------

  At end of period (including accumulated
    undistributed net investment income of $3,219,401
    and $3,106,527, respectively)                       $1,333,871,934              $1,327,064,105
                                                        ==============              ==============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                 SIX MONTHS ENDED        --------------------------------------------------------------------------
                                FEBRUARY 28, 2001             2000            1999            1998           1997          1996
                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $10.29           $10.35          $11.09          $10.99         $10.75        $10.83
                                           ------           ------          ------          ------         ------        ------

Income from investment operations# -
  Net investment income                    $ 0.27           $ 0.54          $ 0.53          $ 0.54         $ 0.57        $ 0.59
  Net realized and unrealized gain
    (loss) on investments                    0.24             0.09           (0.64)           0.28           0.24         (0.09)
                                           ------           ------          ------          ------         ------        ------
      Total from investment
        operations                         $ 0.51           $ 0.63          $(0.11)         $ 0.82         $ 0.81        $ 0.50
                                           ------           ------          ------          ------         ------        ------

Less distributions declared to
  shareholders -
  From net investment income               $(0.27)          $(0.54)         $(0.53)         $(0.54)        $(0.57)       $(0.58)
  From net realized gain on
    investments                              --              (0.06)          (0.10)          (0.18)         --            --
  In excess of net realized gain on
    investments                              --              (0.09)         --              --              --            --
                                           ------           ------          ------          ------         ------        ------

      Total distributions declared to
        shareholders                       $(0.27)          $(0.69)         $(0.63)         $(0.72)        $(0.57)       $(0.58)
                                           ------           ------          ------          ------         ------        ------
Net asset value - end of period            $10.53           $10.29          $10.35          $11.09         $10.99        $10.75
                                           ======           ======          ======          ======         ======        ======
Total return(+)                              5.02%++          6.51%          (1.08)%          7.78%          7.75%         4.67%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                 0.57%+           0.58%           0.57%           0.60%          0.60%         0.60%
  Net investment income                      5.26%+           5.32%           4.87%           4.90%          5.29%         5.37%
Portfolio turnover                              4%              25%             30%             79%            91%           84%
Net assets at end of period
  (000,000 Omitted)                        $1,260           $1,257          $1,385          $1,639         $1,660        $1,798

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                 SIX MONTHS ENDED        --------------------------------------------------------------------------
                                FEBRUARY 28, 2001             2000            1999            1998           1997          1996
                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $10.28           $10.34          $11.08          $10.99         $10.74        $11.10
                                           ------           ------          ------          ------         ------        ------

Income from investment operations# -
  Net investment income                    $ 0.23           $ 0.46          $ 0.44          $ 0.45         $ 0.48        $ 0.49
  Net realized and unrealized gain
    (loss) on investments                    0.24             0.09           (0.64)           0.28           0.25         (0.37)
                                           ------           ------          ------          ------         ------        ------
      Total from investment
        operations                         $ 0.47           $ 0.55          $(0.20)         $ 0.73         $ 0.73        $ 0.12
                                           ------           ------          ------          ------         ------        ------

Less distributions declared to
  shareholders -
  From net investment income               $(0.23)          $(0.46)         $(0.44)         $(0.46)        $(0.48)       $(0.48)
  From net realized gain on
    investments                              --              (0.06)          (0.10)          (0.18)         --            --
  In excess of net realized gain on
    investments                              --              (0.09)         --              --              --            --
                                           ------           ------          ------          ------         ------        ------

      Total distributions declared to
        shareholders                       $(0.23)          $(0.61)         $(0.54)         $(0.64)        $(0.48)       $(0.48)
                                           ------           ------          ------          ------         ------        ------
Net asset value - end of period            $10.52           $10.28          $10.34          $11.08         $10.99        $10.74
                                           ======           ======          ======          ======         ======        ======
Total return                                 4.62%++          5.70%          (1.87)%          6.85%          6.84%         3.69%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                 1.35%+           1.37%           1.37%           1.40%          1.46%         1.55%
  Net investment income                      4.49%+           4.55%           4.07%           4.10%          4.42%         4.42%
Portfolio turnover                              4%              25%             30%             79%            91%           84%
Net assets at end of period
  (000,000 Omitted)                           $74              $70             $78             $81            $76           $71

 +Annualized.
++Not annualized.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Bond Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. (Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.)

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At August 31, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $2,836,016 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2008.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS               BASED ON GROSS INCOME
--------------------------------------    -------------------------------------
First $200 million              0.220%    First $16 million               4.12%
In excess of $200 million       0.187%    In excess of $16 million        3.51%
In excess of $2 billion         0.168%    In excess of $160 million       3.16%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $9,702 for the six months ended February 28, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $77,219 for the six months ended February 28, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan relating to Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B Service fee paid by the fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such a date as the Trustees of the trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B. MFD retained no portion of the service fee, for Class B shares, for the six months ended February 28, 2001.
Fees incurred under the distribution plan during the six months ended
February 28, 2001, were 0.78% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2001, were $0 and $14,270 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $55,228,127 and $90,280,913, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,230,727,128
                                                               --------------
Gross unrealized appreciation                                  $   97,262,316
Gross unrealized depreciation                                      (5,779,322)
                                                               --------------
    Net unrealized appreciation                                $   91,482,994
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                 SIX MONTHS ENDED FEBRUARY 28, 2001             YEAR ENDED AUGUST 31, 2000
---------------------------------------------------------------------   ------------------------------------
                                          SHARES             AMOUNT             SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                            8,202,473      $  85,617,710         21,409,896      $  214,074,774
Shares issued to shareholders
  in reinvestment of
  distributions                        1,741,376         18,081,761          5,370,090          53,894,466
Shares reacquired                    (12,534,238)      (130,252,224)       (38,453,166)       (385,421,732)
                                     -----------      -------------        -----------       -------------
    Net decrease                      (2,590,389)     $ (26,552,753)       (11,673,180)      $(117,452,492)
                                     ===========      =============        ===========       =============

Class B shares
                                 SIX MONTHS ENDED FEBRUARY 28, 2001             YEAR ENDED AUGUST 31, 2000
---------------------------------------------------------------------   ------------------------------------
                                          SHARES             AMOUNT             SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                              752,716      $   7,839,786          1,147,122       $  11,490,923
Shares issued to shareholders
  in reinvestment of
  distributions                           85,670            888,767            276,350           2,770,673
Shares reacquired                       (622,994)        (6,460,291)        (2,158,456)        (21,644,607)
                                     -----------      -------------        -----------       -------------
    Net increase (decrease)              215,392      $   2,268,262           (734,984)      $  (7,383,011)
                                     ===========      =============        ===========       =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended February 28, 2001, was $6,212. The fund had no borrowings during the period.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At February 28, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 3.9% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                            DATE OF              PAR
DESCRIPTION                             ACQUISITION           AMOUNT             COST               VALUE
-----------------------------------------------------------------------------------------------------------
Chicago, IL,
  RITES, AMBAC, 8.108s, 2018               03/20/00       $5,900,000       $5,704,663          $6,633,370
Chicago, IL,
Board of Education
  RITES, FGIC, 7.455s, 2019                02/09/00        5,000,000        3,984,600           5,239,400
Denver, CO,
City & County Airport Rev.
  RITES, Pennsylvania 764R,
  AMBAC, 8.18s, 2017                       08/28/00        2,500,000        2,677,179           2,893,700
Massachusetts Health & Higher
Education Authority
  RITES, 9.692s, 2020                      11/08/99        8,410,000        9,551,609          11,067,224
New Jersey State Turnpike
  Authority RITES,
  7.965s, 2020                             04/19/00        5,000,000        4,640,861           5,236,000
Puerto Rico
Electric Power Authority
  RITES, FSA, 8.078s, 2015                 09/16/99        2,500,000        2,441,250           2,702,000
Puerto Rico
Electric Power Authority
  RITES, FSA, 8.078s, 2016                 09/16/99        3,000,000        2,854,200           3,196,320
State of California
  RITES, 8.53s, 2012                       11/08/99        6,000,000        6,292,767           6,956,760
State of California
  RITES, 9.03s, 2017                       01/03/00        6,875,000        6,766,513           7,885,487
                                                                                              -----------
                                                                                              $51,810,261
                                                                                              ===========

MFS(R) MUNICIPAL BOND FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified
services company)                                        ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W.Schmidt+ - Private Investor                    kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* - Senior Executive                      (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from
David B. Stone+ - Chairman, North American               8 a.m. to 8 p.m. Eastern time.
Management Corp. (investment adviser)
                                                         For service to speech- or hearing-impaired,
INVESTMENT ADVISER                                       call toll free: 1-800-637-6576 any business day
Massachusetts Financial Services Company                 from 9 a.m. to 5 p.m. Eastern time. (To use
500 Boylston Street                                      this service, your phone must be equipped with
Boston, MA 02116-3741                                    a Telecommunications Device for the Deaf.)

DISTRIBUTOR                                              For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                              or stock and bond outlooks, call toll free:
500 Boylston Street                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Boston, MA 02116-3741                                    touch-tone telephone.

CHAIRMAN AND PRESIDENT                                   WORLD WIDE WEB
Jeffrey L. Shames*                                       www.mfs.com

PORTFOLIO MANAGERS
Michael L. Dawson*
Geoffrey L Schechter*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*


+ Independent Trustee
* MFS Investment Management

MFS(R) MUNICIPAL BOND FUND                                          ------------
                                                                      PRSRT STD
[Logo] M F S(R)                                                     U.S. POSTAGE
INVESTMENT MANAGEMENT                                                   PAID
We invented the mutual fund(R)                                          MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                     MMB-3  04/01  44.3M  17/217